SEPTEMBER 24, 2024
SUPPLEMENT TO
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) Effective February 28, 2025, Gregg R. Thomas, CFA will no longer serve as a portfolio manager for the Hartford International Equity Fund due to his increased focus on his other roles at Wellington Management Company LLP. Thomas S. Simon, CFA, FRM will remain as the portfolio manager for the Hartford International Equity Fund and Mr. Thomas as Co-Head of Investment Strategy/Head of Fundamental Factor team at Wellington Management Company LLP will be a resource for Mr. Simon. Accordingly, under the heading “Hartford International Equity Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Thomas’ name in the portfolio manager table effective immediately:
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Effective February 28, 2025, Mr. Thomas will no longer serve as a portfolio manager for the Fund. Over the next five months, Mr. Thomas will transition his portfolio management responsibilities for the Fund to Thomas S. Simon, CFA, FRM.
(2) Effective immediately, Keith E. White is added as a portfolio manager for The Hartford International Value Fund. James H. Shakin, CFA, Andrew M. Corry, CFA, Tarit Rao-Chakravorti and Tyler J. Brown, CFA will remain as portfolio managers for The Hartford International Value Fund. Accordingly, under the heading “The Hartford International Value Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following information is added to the portfolio manager table effective immediately:
Portfolio Manager	Title	Involved with Fund Since
Keith E. White	Senior Managing Director and Equity Portfolio Manager	July 2024
(3) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  International Equity Fund” in the above referenced Statutory Prospectus, the following information is added for Gregg R. Thomas effective immediately:
Effective February 28, 2025, Mr. Thomas will no longer serve as a portfolio manager for the Fund.
(4) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  International Value Fund” in the above referenced Statutory Prospectus, the following information for Keith E. White is added effective immediately:
Keith E. White, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since September 2024 and has been involved in securities analysis for the Fund since July 2024. Mr. White joined Wellington Management as an investment professional in 2007.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7683
September 2024